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                          ZENITH VARIABLE WHOLE LIFE

                      Supplement dated November 26, 1997
                      to Prospectus dated August 7, 1997

For Policies purchased through payroll deductions:

    If you elect to pay your scheduled premiums using payroll deductions that your employer will remit to New England Life Insurance Company ("NELICO") on your behalf, the following special provisions apply to you.

    1. Policy Date. The Policy Date and the investment start date for your Policy will be six weeks after the date your employer begins making payroll deductions that will be used to pay the scheduled premiums due on your Policy.

    2. Temporary Life Insurance Coverage. The insured under your Policy will receive temporary life insurance coverage for a limited period under the terms of a temporary insurance agreement. Coverage will begin as of the date of the temporary insurance agreement, which is generally the same date you sign your application.

    3. Scheduled Premium Payments. Your first scheduled premium payment will be due on the Policy Date. Subsequent scheduled premium payments will be due on the same day each month thereafter, for a total of 12 scheduled premium payments each year, regardless of the frequency with which payroll deductions are made. NELICO will apply premiums to your Policy each month on the due date, and the amount applied each month will be the amount of scheduled premium due for that month. If the amount of payroll deductions exceeds the amount of scheduled premium due for any month, your employer will retain the excess for inclusion with the next scheduled premium payment.

    4. Default and Lapse. If NELICO does not receive scheduled premium payments each month as they become due, your Policy may lapse. See "Default and Lapse Options." Hence, to keep your Policy in force if you miss a payroll deduction, you may need to give your employer the amount of the missed deduction, so that your employer can remit the full amount of the next scheduled premium due. If you receive a lapse notice from NELICO, you will need to send payment directly to NELICO in order to reinstate your Policy.

    5. Unscheduled Payments and Loan Repayments. You cannot use payroll deductions to make unscheduled payments or to repay a Policy loan. Please contact NELICO or your registered representative if you would like to arrange either of these types of transactions.


    THE CASH VALUE OF PREMIUMS ALLOCATED TO THE VARIABLE ACCOUNT IS NOT GUARANTEED, AND UNFAVORABLE INVESTMENT EXPERIENCE CAN REDUCE IT TO ZERO. YOU WILL BEAR THE ENTIRE INVESTMENT RISK WITH RESPECT TO CASH VALUE IN THE VARIABLE ACCOUNT.